UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: January 11, 2001
(Date of earliest event reported)

Toyota Motor Credit Receivables Corporation on behalf of the Toyota Auto Receivables 2001-A Owner Trust
(Exact name of registrant as specified in its charter)

California (State or Other Jurisdiction of Incorporation)	333-41568 (Commission File Number)	33-036836 (I.R.S. Employer Identification No.)

19300 Gramercy Place, North Building
Torrance, California, 90509
(Address of principal executive offices)

(310) 468-7332
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

             On January 25, 2000, Toyota Motor Credit Receivables Corporation (“TMCRC”) and Toyota Motor Credit Corporation (“TMCC”) entered into that certain Receivables Purchase Agreement dated as of January 1, 2001 (the “Receivables Purchase Agreement”), pursuant to which TMCC transferred to TMCRC certain retail installment sales contracts relating to certain new and used automobiles and light duty trucks (the “Receivables”) and related property. On January 25, 2001, the Toyota Auto Receivables 2001-A Owner Trust, a Delaware business trust created pursuant to that certain Trust Agreement dated as of December 15, 2001, as amended and restated by the Amended and Restated Trust Agreement dated January 1, 2001 and by the Second Amended and Restated Trust Agreement dated January 1, 2001 (collectively, the “Trust Agreement”), by and between TMCRC, as depositor, U.S. Bank National Association, as Owner Trustee, and U.S. Bank Trust National Association, as Delaware Co-trustee, (the “Trust”), TMCRC, as seller, and TMCC, as servicer, entered into that certain Sale and Servicing Agreement dated as of January 1, 2001 (the “Sale and Servicing Agreement”), pursuant to which the Receivables and related property were transferred to the Trust. Also on January 25, 2001, the Trust caused the issuance, pursuant to an Indenture dated as of January 1, 2001 (the “Indenture”), by and between the Trust, as issuer, and U.S. Bank National Association, as indenture trustee, and pursuant to the Sale and Servicing Agreement, of the Notes, issued in the following classes: the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, and the Class A-4 Notes (collectively, the “Notes”). The Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, with an aggregate scheduled principal balance, as of January 25, 2001, of $1,186,452,000.00, were sold to Deutsche Banc Alex. Brown Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., Lehman Brothers, Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc., as underwriters (the “ Underwriters”), pursuant to an Underwriting Agreement dated as of January 11, 2001, by and between TMCRC, TMCC and the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-41568).

             Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

             Attached as Exhibit 1.1 is the Underwriting Agreement.

EXHIBIT INDEX

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits

        The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement dated as of January 11, 2001, between TMCRC, TMCC and Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of themselves and as representatives of the several Underwriters.

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION
January 25, 2001	By:	/s/ LLOYD MISTELE

Name: Lloyd Mistele Title: President

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement dated as of January 11, 2001, between TMCRC, TMCC and Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of themselves and as representatives of the several Underwriters.